Financial risk management	12 Months Ended
Dec. 31, 2022
Financial Risk Management [Abstract]
Financial risk management

17. Financial risk management

The Group’s principal financial instruments consist of cash and cash equivalents, receivables, trade and other trade payables. The financial instruments represent the Group’s working capital to serve the Group’s day-to-day operations.

The Group is exposed to market risk (including currency risk, interest rate risk and price risk), credit risk and liquidity risk. The Group’s management manages each risk as discussed below.

Market risk

Currency risk

The Company is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the U.S. Dollar and Swiss Franc. We received the proceeds from our financings in U.S. Dollars. We seek to minimize our exchange rate risk in our cash positions by taking into considerations market conditions and keeping currencies in which we expect to incur the majority of our near future expenses and make related payments from those positions.

For the year ended December 31, 2022, the Group recognized a foreign exchange gain of €11.1 million (2021: €11.5 million). The foreign exchange gain was primarily related to the U.S. dollar cash holding of its subsidiary and the associated strengthening of the U.S. dollar compared to euro during the year.

While the Group benefited from changes in foreign exchange rates in 2022 and 2021, it is possible that foreign exchange losses could occur in the future. Any occurrences of foreign exchange losses would negatively affect the Group and the effect could be material.

At December 31, 2022, if the U.S. dollar had weakened / strengthened by 10% against the euro with all other variables held constant, the cash balance would have been $7.2 million higher / lower, mainly related to the translation of cash held in U.S. dollar in the Company’s subsidiary, Pharvaris Inc., whose functional currency is euro as explained in note 2, “Summary of significant accounting policies”. For the year ended December 31, 2021, the fluctuation would have been $17.4 million higher / lower due to the large cash balance that was retained directly after the initial public offering in February 2021.

The Group keeps an amount of $72.3 million and CHF20.1 million on its bank accounts as of December 31, 2022.

Price risk

The market prices for the provision of nonclinical and clinical materials and services, as well as external contracted research may vary over time. The commercial prices of any of the Group’s products or product candidates are currently uncertain. The Group is not exposed to commodity price risk.

Interest risk

The Group has no borrowings and is therefore not exposed to changes in the interest rates on loans and borrowings. The Group has €161.8 million of cash on the balance sheet at December 31, 2022. The Group is implementing its treasury strategy to monitor the impact of changes in interest rates.

Credit risk

Credit risk arises from cash and other financial assets, including deposits with banks and financial institutions. Cash deposits and investments are placed only with accredited financial institutions. Credit risk is further limited by investing only in liquid instruments. The Group’s maximum exposure to credit risk for the components of the statements of financial position on December 31, 2022 and 2021 are the carrying amounts as illustrated in Note 12. There are no financial assets past due date or impaired.

Concentration of Credit Risk

Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of cash. Cash deposits are placed only with reputable financial institutions with a credit rating of not less than A- (Standard & Poor’s). Credit risk is further limited by investing only in liquid instruments. As of December 31, 2022, cash consists of cash deposited with four financial institutions and account balances may exceed insured limits. Management believes that the Company is not exposed to significant credit risk due to the financial strength of these institutions.

Liquidity risk

Liquidity risk is the risk that the Group might encounter difficulties in meeting the obligations associated with its financial liabilities, which are normally settled by delivering cash. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due.

As of December 31, 2022, the Company has cash and cash equivalents of €161.8 million.

On February 9, 2021, the Company completed its initial public offering (IPO) with total net proceeds of USD 176.9 million. On March 1, 2022, the Company entered into a sales agreement with SVB Securities LLC, or SVB Securities, pursuant to which the Company may sell ordinary shares having an aggregate offering price of up to $75 million from time to time through SVB Securities. As of December 31, 2022 the Company sold 588,100 shares under the sales agreement shares with a net proceeds of $9.7 million.

Based on the existing operating plan, anticipated working capital requirements and available capital sources, the Company believes that it can execute on strategy and realize liquidity planning and it is able to settle all expected liabilities for at least twelve months from the issuance date of these consolidated financial statements.

The Company may need additional funding in the future, which could possibly not be available to the Group at all or not at acceptable or favorable terms. This could lead to a situation where the Group would have to delay, reduce, or eliminate some or all of its research and development programs for product candidates, product portfolio expansion or commercialization efforts, which could adversely affect the business prospects, or continuation of operations.

The Group manages liquidity risks by holding appropriate reserves, taking timely action for future funding, as well as by monitoring forecasts and actual cash flows and reconciling the maturity profiles of financial assets and liabilities.

The below table summarizes the maturity profile of the Group’s accrued liabilities based on contractual undiscounted payments:

	Less than 12 months	1 to 5 years	Total
December 31, 2022	€	€	€
Trade and other payables	6,685,080	—	6,685,080
Accrued liabilities	10,890,749	—	10,890,749
	Less than 12 months	1 to 5 years	Total
December 31, 2021	€	€	€
Trade and other payables	2,490,572	—	2,490,572
Accrued liabilities	4,270,082	—	4,270,082